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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 18, 2003



                                 FRIEDMAN'S INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-22356                   58-20583
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)



                             171 CROSSROADS PARKWAY
                             SAVANNAH, GEORGIA 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On September 18, 2003, Friedman's Inc. (the "Company") priced an offering of 3,100,000 shares of its $0.01 par value Class A Common Stock (the "Shares"). The transaction is scheduled to close on Wednesday, September 24, 2003, and the Company expects to receive net proceeds of approximately $43.1 million from the offering.

         The Company registered the sale of the Shares with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (File No. 333-76072) (the "Registration Statement") filed on December 28, 2001, and declared effective by the SEC on January 14, 2002. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represents, either individually or in the aggregate, a "fundamental change" (as such term is used in item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          The following exhibits are filed herewith:

Exhibit No.              Description
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
1.2*                     Underwriting Agreement, dated as of September 19, 2003, by and among the Company,
                         Thomas Weisel Partners LLC, McDonald Investments Inc., JMP Securities LLC, Wedbush
                         Morgan Securities Inc., and Morgan Joseph & Co. Inc.

5.2*                     Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

23.3*                    Consent of Alston & Bird LLP, as counsel to the Company (included in Exhibit 5.2).

99.1                     Other Expenses of Issuance and Distribution (as required by Item 14 of Form S-3).

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*     Exhibit number corresponds to the exhibit list contained in the
      Registration Statement.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FRIEDMAN'S INC.
                                             (Registrant)



Date: September 23, 2003                    By: /s/ Victor M. Suglia
                                                --------------------------------
                                                  Victor M. Suglia
                                                  Senior Vice President,
                                                  Chief Financial Officer,
                                                  Treasurer and Secretary


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